                                                               EXECUTION VERSION

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                  MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 26, 2007

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Exhibit 1    Mortgage Loan Schedule
Exhibit 2    Representations and Warranties
Exhibit 3    Bill of Sale
Exhibit 4    Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................18
Agreement......................................................................2
Certificate Purchase Agreement.................................................2
Certificates...................................................................2
Closing Date...................................................................3
Collateral Information........................................................11
Crossed Mortgage Loans........................................................17
Custodian......................................................................2
Defective Mortgage Loan.......................................................17
Final Judicial Determination..................................................20
Indemnification Agreement.....................................................14
Initial Purchaser..............................................................2
Master Servicer................................................................2
Material Breach...............................................................16
Material Document Defect......................................................16
Memorandum.....................................................................2
MERS ..........................................................................5
Mortgage File..................................................................4
Mortgage Loan Schedule.........................................................3
Mortgage Loans.................................................................2
Officer's Certificate..........................................................8
Pooling and Servicing Agreement................................................2
Private Certificates...........................................................2
Prospectus Supplement..........................................................2
Public Certificates............................................................2
Purchaser......................................................................2
Repurchased Loan..............................................................18
Seller.........................................................................2
Servicing File.................................................................9
Special Servicer...............................................................2
Trust..........................................................................2
Trustee........................................................................2
Underwriters...................................................................2
Underwriting Agreement.........................................................2

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                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMCH LOANS)

Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 26, 2007, between Morgan Stanley Mortgage Capital Holdings LLC (the "Seller"), as
successor in interest to Morgan Stanley Mortgage Capital Inc., and Morgan
Stanley Capital I Inc. (the "Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of July 1, 2007, between Purchaser, as depositor, Wells Fargo Bank,
National Association, as master servicer, LNR Partners, Inc., as special servicer ("Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, "Trustee") and custodian (in such capacity, "Custodian"), and
Wells Fargo Bank, National Association as paying agent, certificate registrar and authenticating agent. In exchange for the Mortgage Loans, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ12
(the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term "Master
Servicer" as used herein shall mean Wells Fargo Bank, National Association, in its capacity as a master servicer under the Pooling and Servicing Agreement unless otherwise specified.

The Class A-1, Class A-1A, Class A-2, Class A-2FL, Class A-3, Class A-4, Class
A-5, Class A-M, Class A-MFL, Class A-J, Class A-JFL, Class B, Class C and Class
D Certificates (the "Public Certificates") will be sold by Purchaser to Morgan
Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters"),
pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 26, 2007 (the "Underwriting Agreement"), and the Class X, Class E,
Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O,
Class P, Class Q, Class S, Class T, Class R-I, Class R-II and Class R-III
Certificates (the "Private Certificates") will be sold by Purchaser to Morgan
Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a Certificate
Purchase Agreement, between Purchaser and the Initial Purchaser, dated July 26,
2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the
Public Certificates for sale publicly pursuant to a Prospectus dated June 22,
2007, as supplemented by a Prospectus Supplement dated July 26, 2007 (together with the Prospectus, the "Prospectus Supplement"), and the Initial Purchaser
will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private
Placement Memorandum dated July 26, 2007 (the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

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1.    AGREEMENT TO PURCHASE.

1.1   Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is July 1, 2007. The
Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,958,564,352. The sale of the
Mortgage Loans shall take place on July 31, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of the date hereof, between the parties to this Agreement and entered into in connection with this Agreement and the issuance of the Certificates, which purchase price excludes accrued interest and applicable deal expenses. The purchase price shall be paid to
Seller by wire transfer in immediately available funds on the Closing Date.

1.2   On the Closing Date, Purchaser will assign to Trustee pursuant to the
Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this Agreement (to the extent set forth in Section 14).

2.    CONVEYANCE OF MORTGAGE LOANS.

2.1   Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein, all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
July 26, 2007, will be executed by Seller and Master Servicer, in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date.
The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the
Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of Trustee,
Master Servicer and Special Servicer to empower Trustee, Master Servicer and, in the event of the failure or incapacity of Trustee and Master Servicer, Special
Servicer, to submit for recording, at the expense of Seller, any Mortgage Loan documents required to be recorded as described in the Pooling and Servicing
Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to Trustee). Seller agrees to reasonably cooperate with Trustee, Master Servicer and Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties

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hereto agree that no such power of attorney shall be used with respect to any
Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to
Seller, but in no event earlier than 18 months from the Closing Date, and (ii)
the date (if any) on which such Mortgage Loan becomes a Specially Serviced
Mortgage Loan. Custodian shall submit such documents for recording, at Seller's expense, after the periods set forth above, provided, however, Custodian shall not submit such assignments for recording if Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the
30th day following the Closing Date, Seller shall deliver to or on behalf of
Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions and additional time periods as are permitted by this Section 2) with respect to each Mortgage Loan (each, a "Mortgage File").
(Seller acknowledges that the term "without recourse" does not modify the duties of Seller under Section 5 hereof.)

2.2   All Mortgage Files, or portions thereof, delivered prior to the Closing
Date are to be held by or on behalf of Trustee in escrow on behalf of Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each
Mortgage Loan shall contain the following documents:

      2.2.1   The original Mortgage Note bearing all intervening endorsements, endorsed, by Allonge or on the original Mortgage Note, "Pay to the order of
LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2007-HQ12, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the Mortgage Note attached thereto;

      2.2.2   The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, Seller shall deliver or cause to be delivered to Trustee a true and correct copy of such
Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

      2.2.3   The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording

                                        4

thereon, or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the
Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by Seller together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

      2.2.4   An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2007-HQ12," provided, if the related Mortgage has been recorded in the name of
Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.5   Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of
Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original intervening assignment of
Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

      2.2.6   If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (i)
an original of each assignment of such Assignment of Leases with evidence of recording thereon

                                        5

and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by Seller to be a true and complete copy of the original assignment submitted for recording, and (ii) an original assignment of such Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2007-HQ12," which assignment may be effected in the related Assignment of
Mortgage, provided, if the related Mortgage has been recorded in the name of
MERS or its designee, no assignment of Assignment of Leases in favor of Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.7   The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

      2.2.8   The original Title Insurance Policy, or in the event such original
Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original
Title Insurance Policy to follow within 180 days of the Closing Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the Closing Date;

      2.2.9   (A) Copies of UCC financing statements (together with all
assignments thereof) and (B) UCC-2 or UCC-3 financing statements assigning such
UCC financing statements to Trustee executed and delivered in connection with the Mortgage Loan, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to
Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.10  Copies of the related ground lease(s), if any, to any Mortgage
Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

      2.2.11  Copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
Agreement, any Non-Serviced Mortgage Loan Intercreditor Agreement and any Loan
Pair Intercreditor Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage
Loan;

      2.2.12  Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and

                                        6

delivered to Trustee on behalf of the Trust with a copy to be held by Primary
Servicer (or Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B)
the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by Primary Servicer (or Master Servicer) on behalf of
Trustee, with a copy to be held by Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable
Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing
Agreement (it being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the
Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the
Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, any letter of credit held by Primary Servicer (or Master
Servicer) acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if Primary Servicer (or Master Servicer)
sells its rights to service the applicable Mortgage Loan, Primary Servicer (or
Master Servicer) has agreed to assign the applicable letter of credit to the
Trust or at the direction of Special Servicer to such party as Special Servicer may instruct, in each case, at the expense of Primary Servicer (or Master
Servicer). Primary Servicer (or Master Servicer) has agreed to indemnify the
Trust for any loss caused by the ineffectiveness of such assignment;

      2.2.13  The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

      2.2.14  Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a
Cut-Off Date principal balance equal to or greater than $20,000,000;

      2.2.15  The original or a copy of any Environmental Insurance Policy; and

      2.2.16  Any affidavit and indemnification agreement.

      2.2.17  With respect to the RREEF Portfolio Pari Passu Loan and the
Deptford Mall Pari Passu Loan, a copy of the MSCI 2007-HQ11 Pooling and
Servicing Agreement and with respect to the Beacon Seattle & DC Portfolio Pari
Passu Loan, a copy of the MSCI 2007-IQ14 Pooling and Servicing Agreement.

With respect to the RREEF Portfolio Pari Passu Loan, the Deptford Mall Pari
Passu Loan and the Beacon Seattle & DC Portfolio Pari Passu Loan, the preceding document delivery requirements will be met by the delivery by the Depositor of copies of the documents specified above (other than the Mortgage Notes and all intervening endorsements) evidencing the RREEF

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Portfolio Pari Passu Loan, the Deptford Mall Pari Passu Loan and the Beacon
Seattle & DC Portfolio Pari Passu Loan, as applicable, including a copy of the related Pari Passu Mortgage.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to Primary Servicer, Master Servicer or Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to Primary Servicer within 30 days of the Closing Date.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

2.3   The Assignments of Mortgage and assignment of Assignment of Leases referred to in Sections 2.2.4 and 2.2.6 may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming
Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to Trustee on behalf of the Certificateholders.

2.4   If Seller cannot deliver, or cause to be delivered, as to any Mortgage
Loan, any of the documents and/or instruments referred to in Sections 2.2.2,
2.2.3, 2.2.5 or 2.2.6, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90 day period, but Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), to Trustee within such 90 day period, Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

2.5   Trustee, as assignee or transferee of Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off
Date. All scheduled payments of principal and interest due on or before the
Cut-Off Date and collected after the Cut-Off Date shall belong to Seller.

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2.6   Within 45 days following the Closing Date, Seller shall deliver, and
Purchaser, Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4, 2.2.6(ii)
and 2.2.9(B) above (with recording information in blank if such information is not yet available). If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by
Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

2.7   As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each
Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, Seller shall provide a notice on or prior to the date that is 30 days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is 30 days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of Master Servicer or the applicable Primary Servicer, Seller will draw on such letter of credit as directed by Master Servicer or such Primary Servicer in such notice to the extent Seller has the right to do so.

2.8   Documents that are in the possession of Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the
"Servicing File") shall be delivered to Trustee shall be shipped by Seller to or at the direction of Master Servicer, on behalf of Purchaser, on or prior to the
75th day after the Closing Date, in accordance with Section 3.1 of the Primary
Servicing Agreement, if applicable.

2.9   The documents required to be delivered to Master Servicer (or in the alternative, Primary Servicer) shall include, to the extent required to be (and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the
Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Notwithstanding the
foregoing, Seller shall not be required to deliver any draft documents, or any attorney-client communications that are privileged communications or constitute legal or other due diligence analyses, or internal communications of Seller or its affiliates, or credit underwriting or other analyses or data. Delivery of any of the foregoing documents to Primary Servicer shall be deemed a delivery to
Master Servicer and satisfy Seller's obligations under this subparagraph. Each of the foregoing

                                        9

items may be delivered by Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to Master
Servicer.

2.10  Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all records and documents constituting the
Servicing File with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either
Trustee or Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from Seller to Purchaser and its assigns as a sale.

2.11  It is the express intent of the parties hereto that the conveyance of the
Mortgage Loans and related property to Purchaser by Seller as provided in this
Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by
Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the
Mortgage Loans or any related property, then:

      2.11.1  this Agreement shall be deemed to be a security agreement; and

      2.11.2  the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

              A.    All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property:
      the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

              B.    All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              C.    All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

                                       10

2.12  The possession by Purchaser or its designee of the Mortgage Notes, the
Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Section 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

2.13  Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for,
Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

2.14  Seller hereby agrees to provide Purchaser with prompt notice of any information it receives which indicates that the transfer of each Mortgage Loan from Seller to Purchaser may not be treated as a sale. Seller shall, to the extent consistent with this Agreement and upon request by or on behalf of
Purchaser, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, Seller hereby authorizes Master Servicer, Trustee and Custodian to file all filings necessary to maintain the effectiveness of any original filings necessary under the
Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform
Commercial Code as in force in the relevant jurisdiction.

2.15  Notwithstanding anything to the contrary contained herein, and subject to
Section 2.1, Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note or lost note affidavit and indemnity (endorsed as described in clause 2.2.1) required to be delivered to or on behalf of Trustee or Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and
Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

3.    EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

3.1   Seller shall (i) deliver to Purchaser on or before the Closing Date a diskette acceptable to Purchaser that contains such information about the
Mortgage Loans as may be reasonably requested by Purchaser, (ii) deliver to
Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the

                                       11

credit files, underwriting documentation or Mortgage Files for the Mortgage
Loans shall not affect the right of Purchaser or Trustee to cause Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

3.2   On or prior to the Closing Date, Seller shall allow representatives of any of Purchaser, each Underwriter, the Initial Purchaser, Trustee, Special Servicer
and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and Seller's ability to perform or observe all of the terms, covenants and conditions of this
Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each
Initial Purchaser, Trustee, Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage
Loans and the terms of this Agreement, and Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing
Date, Seller shall provide Purchaser with all material information regarding
Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect.
Within 45 days after the Closing Date, Seller shall provide Master Servicer or
Primary Servicer, if applicable, with any additional information identified by
Master Servicer or Primary Servicer, if applicable, as necessary to complete the
CMSA Property File, to the extent that such information is available.

3.3   Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

3.4   Purchaser shall keep confidential any information regarding Seller and the
Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or
Purchaser is required by law or court order to disclose such information. If
Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding Seller as described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser

                                       12

shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and
Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that
Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then Purchaser shall be permitted to make such disclosure without prior review by Seller.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

4.1   To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage Loan
(subject to the last paragraph of this Section 4.1) as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached thereto, and hereby further represents and warrants to Purchaser as of the date hereof that:

      4.1.1   Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of New York.
Seller has the requisite power and authority and legal right to own the Mortgage
Loans and to transfer and convey the Mortgage Loans to Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this
Agreement.

      4.1.2   This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
Agreement that purport to provide indemnification from liabilities under applicable securities laws.

      4.1.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the consummation by Seller of any transaction contemplated hereby, other than (A) such qualifications as may be required under state securities or blue sky laws, (B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to Purchaser,
(C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by Seller under this
Agreement.

                                       13

      4.1.4   Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection 4.1.3, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      4.1.5   There are no actions or proceedings against, or investigations of,
Seller pending or, to Seller's knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

      4.1.6   On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

      4.1.7   To Seller's knowledge, the MSMCH Mortgage Loan Information (as defined in that certain indemnification agreement, dated July 26, 2007, between
Seller, Purchaser, the Underwriters and the Initial Purchaser (the
"Indemnification Agreement")) relating to the Mortgage Loans does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (when read together with the Final
Prospectus Supplement, in the case of Public Certificates, or when read together with the Memorandum, in the case of the Private Certificates). Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

                                       14

      4.1.8   Seller has complied with the disclosure requirements of Regulation
AB that arise from its role as "seller" and "sponsor" in connection with the issuance of the Certificates.

      4.1.9   Seller hereby agrees to deliver to Purchaser (or with respect to any Serviced Companion Mortgage Loan that is deposited into an Other
Securitization, the depositor in such Other Securitization) and Trustee any disclosure information relating to any event specifically related to Seller as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in
formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of
Regulation AB and Item 1.03 to Form 8-K. Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items
1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to Trustee and
Purchaser within one Business Day and in any event no later than two Business
Days of Seller becoming aware of such event and shall provide disclosure relating to any other event required to be disclosed on Form 8-K, Form 10-D or
Form 10-K within two Business Days following Purchaser's request for such disclosure language. The obligation of Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from Purchaser or Trustee that Trustee has filed a Form 15 with respect to the
Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and
Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a)
and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

4.2   To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

      4.2.1   Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

      4.2.2   Purchaser has full power and authority to acquire the Mortgage
Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                                       15

      4.2.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by
Purchaser.

      4.2.4   Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which Purchaser is a party or that may be applicable to Purchaser or its assets.

      4.2.5   Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of
Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

      4.2.6   There are no actions or proceedings against, or investigations of,
Purchaser pending or, to Purchaser's knowledge, threatened against Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage
Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of
Purchaser that would materially and adversely affect the ability of Purchaser to perform its obligation under this Agreement.

      4.2.7   Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

5.1   It is hereby acknowledged that Seller shall make for the benefit of
Trustee on behalf of the holders of the Certificates, whether directly or by way of Purchaser's assignment of its rights hereunder to Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

                                       16

5.2   It is hereby further acknowledged that if any document required to be delivered to Trustee pursuant to Section 2 is not delivered as and when required
(and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either
(i) materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and
(B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan (such a document defect described in the preceding clause (i) or
(ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material
Document Defect or Material Breach shall promptly notify, in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph 42 of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary"
for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material
Breach, Master Servicer shall, and Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material
Document Defect or Material Breach, cure such Material Document Defect or
Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90 day period, and such Material Document Defect or Material Breach would not cause the
Mortgage Loan to be other than a "qualified mortgage"(as defined in the Code)
but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an Officer's Certificate delivered to Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the
initial 90 day period, then a Specially Serviced Mortgage Loan and a Servicing
Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the
Pooling and Servicing Agreement and (y) the Material Document Defect was
identified in a certification delivered to Seller by Trustee pursuant to Section
2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by Seller of any Material Document Defect listed therein.

5.3   Seller hereby covenants and agrees that, if any such Material Document
Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO
Mortgage Loan from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the
Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section

                                       17

860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at
its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such
Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase or substitution must occur within 90 days from the date Seller was notified of the breach or defect.
Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

5.4   If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan for purposes of the above provisions, and
Seller shall be obligated to repurchase or replace each such Crossed Mortgage
Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to Trustee at the expense of Seller if Trustee acting at the direction of the Controlling
Class determines that it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach or Material Document
Defect had occurred without regard to this paragraph (the "Affected Loan(s)"):
(i) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the debt service coverage ratio for all such Crossed Mortgage Loans (including the Affected
Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final
Prospectus Supplement and (B) 1.25x, and (ii) the loan-to-value ratio for all such Crossed Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all such Mortgage Loans
(including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV"
in Appendix II to the Final Prospectus Supplement and (B) 75%. The determination of Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error.
Master Servicer will be entitled to cause to be delivered, or direct Seller to
(in which case Seller shall) cause to be delivered to Master Servicer: (A) an
Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the
Appraisal is approved by Seller (such approval not to be unreasonably withheld)
and (B) an opinion of counsel that not requiring the repurchase of each such
Crossed Mortgage Loan will not result in an Adverse REMIC Event.

5.5   With respect to any Defective Mortgage Loan, to the extent that Seller is required to repurchase or substitute for such Defective Mortgage Loan (each, a
"Repurchased Loan") in the manner prescribed above while Trustee (as assignee of
Purchaser) continues to hold any Crossed Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized
Loan") with such Repurchased Loan, Seller and Purchaser hereby agree to modify, prior to such

                                       18

repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related
Cross-Collateralized Loans held by Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished Trustee, at the expense of Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, Seller and Purchaser agree that such repurchase or substitution of only the Repurchased
Loan, notwithstanding anything to the contrary herein, shall not be permitted and Seller shall repurchase or substitute for the Repurchased Loan and all related Cross-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding
Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on
Schedule B to Exhibit 2 hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

5.6   Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material Document Defects is discovered by the Custodian (or Trustee if there is no Custodian), Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon
Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

5.7   If Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (i) the period of time provided for Seller to correct, repurchase or cure has expired and (ii) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan,
Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such
Mortgage Loan and sale of the REO Property, to a Person other

                                       19

than Seller shall be without (i) recourse of any kind (either express or implied) by such Person against Seller and (ii) representation or warranty of any kind (either express or implied) by Seller to or for the benefit of such
Person.

5.8   Seller shall have the right to purchase certain of the Mortgage Loans or
REO Properties, as applicable, in accordance with Section 9.36 of the Pooling and Servicing Agreement.

5.9   The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against
Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, Master Servicer shall notify Seller of the discovery of the Material
Document Defect or Material Breach and Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO
Property at the Purchase Price. After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order that Seller is or was obligated to repurchase the related Mortgage Loan or REO
Mortgage Loan after the expiration of any applicable appeal period (a "Final
Judicial Determination") or Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 of the
Pooling and Servicing Agreement, Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation in accordance with the Pooling and Servicing Agreement (including those arising from any sale to Seller) and the Purchase Price.

5.10  Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, Special Servicer shall not receive a Liquidation
Fee from Seller (but may collect such Liquidation Fee from the related
Liquidation Proceeds as otherwise provided herein) unless Seller is required to repurchase such Mortgage Loan or REO Property and such Mortgage Loan or REO
Property is repurchased after the date that is 90 (or if the Seller is diligently attempting to cure such Material Breach or Material Document Defect,
180) days or more after the Seller receives notice of the breach or defect causing the repurchase; provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO Mortgaged Property after a final liquidation of such Mortgage Loan or REO Property pursuant to the immediately preceding paragraph, an amount equal to any Liquidation Fee (calculated on the basis of Liquidation Proceeds) payable to Special Servicer shall be included in the definition of "Purchase Price" in respect of such Mortgage Loan or REO
Mortgaged Property. Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a Mortgage Loan by Seller.

5.11  The obligations of Seller set forth in this Section 5 to cure a Material
Document Defect or a Material Breach or repurchase or replace a defective
Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement (other than those set forth in Exhibit 2).

5.12  Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 of Exhibit 2 hereto because the underlying loan documents do not provide for the payment by the
Mortgagor of reasonable costs and expenses

                                       20

associated with the defeasance or assumption of a Mortgage Loan, and the related
Mortgagor's payments made for the reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan are insufficient and cause the
Trust to incur an Additional Trust Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within 90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust Expense. The parties hereto acknowledge that such reimbursement shall be Seller's sole obligation with respect to the breach discussed in the previous sentence.

5.13  Notwithstanding the foregoing, Seller has retained the right to designate and establish the successor borrower and to purchase or cause the purchase on behalf of the related borrower of the related defeasance collateral ("MSMCH
Defeasance Rights and Obligations"). In the event the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan subject to defeasance, the Pooling and Servicing Agreement provides that the Master
Servicer shall provide upon receipt of such notice, written notice of such defeasance request to Seller or its assignee. Until such time as Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with
MSMCH Defeasance Rights and Obligations shall be delivered to MSMCH pursuant to the notice provisions of the Pooling and Servicing Agreement.

5.14  The Pooling and Servicing Agreement shall provide that Trustee (or Master
Servicer or Special Servicer on its behalf) shall give written notice promptly
(but in any event within three Business Days) to Seller of its discovery of any
Material Document Defect or Material Breach and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan
(as defined in the Pooling and Servicing Agreement).

5.15  If Seller repurchases any Mortgage Loan pursuant to this Section 5,
Purchaser or its assignee, following receipt by Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to Seller all Mortgage
Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such
Mortgage Loan or proceeds of any insurance policies with respect thereto.

6.    CLOSING.

6.1   The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 9:00 a.m., New
York time, on the Closing Date. The closing shall be subject to each of the following conditions:

      6.1.1   All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date
(to the extent of the standard, if any, set forth in each representation and warranty).

                                       21

      6.1.2   All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

      6.1.3   Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing
Date pursuant to Section 2 hereof.

      6.1.4   The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the MSMCH Mortgage Loan Information to be disclosed in the Memorandum and the Prospectus Supplement.

      6.1.5   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and
Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

      6.1.6   Seller shall have paid all fees and expenses payable by it to
Purchaser pursuant to Section 8 hereof.

      6.1.7   The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

      6.1.8   No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase
Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

      6.1.9   Seller shall have received the purchase price for the Mortgage
Loans pursuant to Section 1 hereof.

6.2   Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable Purchaser to purchase the
Mortgage Loans on the Closing Date.

7.    CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

7.1   This Agreement duly executed by Purchaser and Seller.

7.2   A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of
Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing
Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

                                       22

7.3   True, complete and correct copies of Seller's articles of organization and by-laws or other organizational documents.

7.4   A certificate of existence for Seller from the Secretary of State of New
York dated not earlier than 30 days prior to the Closing Date.

7.5   A certificate of the Secretary or Assistant Secretary of Seller, dated the
Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

7.6   An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing
Date, substantially to the effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

      7.6.1   Seller is validly existing under New York law and has full corporate or organizational power and authority to enter into and perform its obligations under this Agreement.

      7.6.2   This Agreement has been duly authorized, executed and delivered by
Seller.

      7.6.3   No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

      7.6.4   Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

                                       23

      7.6.5   To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this Agreement or (b)
which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

      7.6.6   This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
Agreement that purport to provide indemnification from liabilities under applicable securities laws.

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

7.7   A "10b-5" opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, as to the disclosure provided by Seller to Purchaser in connection with the Certificates.

7.8   An opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, that such disclosure complies as to form with the applicable requirements of Regulation AB with respect to Seller's role as Sponsor (as such term is defined in Regulation AB)
in connection with the Certificates. Such other opinions of counsel as any
Rating Agency may request in connection with the sale of the Mortgage Loans by
Seller to Purchaser or Seller's execution and delivery of, or performance under, this Agreement.

7.9   A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus
Supplement agrees with the records of Seller.

7.10  Such further certificates, opinions and documents as Purchaser may reasonably request.

7.11  An officer's certificate of Purchaser, dated as of the Closing Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the Closing Date.

                                       24

7.12  Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

7.13  An executed Bill of Sale in the form attached hereto as Exhibit 3.

8.    COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

9.    NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission
(or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or
(c), if (i) to Purchaser, addressed to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Warren Friend (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to
Seller, addressed to Seller at Morgan Stanley Mortgage Capital Holdings LLC,
1585 Broadway, New York, New York 10036, Attention: Cynthia Eckes (or to such other address as Seller may designate in writing).

10.   SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

11.   FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

12.   SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other

                                       25

instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

14.   BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

15.   MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

16.   ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the

                                       26

subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       27

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

                                 By:       /s/ Anthony J. Sfarra
                                    --------------------------------------------
                                    Name:  Anthony J. Sfarra
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                 MORGAN STANLEY CAPITAL I INC.

                                 By:       /s/ Anthony J. Sfarra
                                    --------------------------------------------
                                    Name:  Anthony J. Sfarra
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                                                                    CUT-OFF
    LOAN      MORTGAGE                                                                       MATURITY            DATE
 SELLER(1)    LOAN NO.  PROPERTY NAME(2)   STREET ADDRESS          CITY             STATE      DATE        BALANCE(6)   NOTE DATE
----------------------------------------------------------------------------------------------------------------------------------

   MSMCH         1      Columbia Center    701 Fifth Avenue &      Seattle           WA     05/08/2012   $380,000,000   04/10/2007
                                           403 Columbia Street
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio Roll-Up                                                   04/01/2017   $170,000,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 25
   MSMCH         2      East 67th St (I)   25 East 67th Street     New York          NY     04/01/2017    $50,394,375   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 30
   MSMCH         2      East 68th St (I)   30 East 68th Street     New York          NY     04/01/2017    $46,497,210   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 30
   MSMCH         2      East End Ave (I)   30 East End Avenue      New York          NY     04/01/2017    $29,298,905   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 345
   MSMCH         2      East 64th St (I)   345 East 64th Street    New York          NY     04/01/2017    $18,074,783   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 192
   MSMCH         2      East 75th St (I)   192 East 75th Street    New York          NY     04/01/2017    $15,588,660   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parkoff
                        Portfolio - 3
   MSMCH         2      East 66th St (I)   3 East 66th Street      New York          NY     04/01/2017    $10,146,068   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Beacon Seattle &
                        DC Portfolio
                        Roll-Up                                                             05/07/2012   $161,000,000   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           701 & 801
                        Market Square      Pennsylvania Avenue,
   MSMCH         3      (II)               NW                      Washington        DC     05/07/2012    $24,876,667   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Polk & Taylor      2521 S Clark Street &
   MSMCH         3      (II)               2530 Crystal Drive      Arlington         VA     05/07/2012    $19,703,825   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Wells Fargo
   MSMCH         3      Center (II)        999 Third Avenue        Seattle           WA     05/07/2012    $18,528,179   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           1120 20th Street NW;
                        Lafayette Center   1133 21st Street, NW;
   MSMCH         3      (II)               1155 21st Street, NW    Washington        DC     05/07/2012    $16,745,900   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           8251 Greensboro
                                           Drive; 8281
                        Booz Allen         Greensboro Drive;
   MSMCH         3      Complex (II)       8283 Greensboro Drive   McLean            VA     05/07/2012    $14,121,858   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         3      Key Center (II)    601 108th Avenue NE     Bellevue          WA     05/07/2012     $9,438,085   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           3060 - 3180 139th
   MSMCH         3      Sunset North (II)  Avenue SE               Bellevue          WA     05/07/2012     $8,770,318   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
  MORTGAGE        ORIGINAL   REMAINING    ORIGINAL
    LOAN          TERM TO     TERM TO      AMORT.     MORTGAGE
 SELLER(1)        MATURITY    MATURITY    TERM(9)       RATE    ARD LOAN
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.620%     No

-------------------------------------------------------------------------

                     120         117         IO         5.050%
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.050%     No
-------------------------------------------------------------------------

                     60          58          IO         5.797%
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------
   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

                                       1-1

----------------------------------------------------------------------------------------------------------------------------------

                        City Center
   MSMCH         3      Bellevue (II)      500 108th Avenue NE     Bellevue          WA     05/07/2012     $8,706,833   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           10800 - 10900 NE 8th
   MSMCH         3      Plaza Center (II)  Street                  Bellevue          WA     05/07/2012     $7,138,522   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        1616 North Fort    1616 North Fort Myer
   MSMCH         3      Myer Drive (II)    Drive                   Arlington         VA     05/07/2012     $6,583,617   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        American Center    8300 & 8330 Boone
   MSMCH         3      (II)               Boulevard               Vienna            VA     05/07/2012     $4,984,739   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Eastgate Office
   MSMCH         3      Park (II)          15325 SE 30th Place     Bellevue          WA     05/07/2012     $4,354,592   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Liberty Place
   MSMCH         3      (II)               325 7th Street, NW      Washington        DC     05/07/2012     $4,138,273   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           3380 146th Place SE &
                                           3310 146th Place SE,
                                           14432 SE Eastgate
                        Lincoln            Way, 3245 146th Place
                        Executive Center   SE & 3290 146th Place
   MSMCH         3      (II)               SE                      Bellevue          WA     05/07/2012     $4,020,709   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        11111 Sunset       11111 Sunset Hills
   MSMCH         3      Hills Road (II)    Road                    Reston            VA     05/07/2012     $3,536,343   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Army and Navy
   MSMCH         3      Building (II)      1627 I Street, NW       Washington        DC     05/07/2012     $2,986,141   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         3      Plaza East (II)    11100 NE 8th Street     Bellevue          WA     05/07/2012     $2,365,399   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Reston Town
   MSMCH         3      Center (II)        11911 Freedom Drive     Reston            VA     05/07/2012             $0   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Washington
   MSMCH         3      Mutual Tower (II)  1201 Third Avenue       Seattle           WA     05/07/2012             $0   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        1300 North
                        Seventeenth
   MSMCH         3      Street (II)        1300 North 17th Street  Arlington         VA     05/07/2012             $0   04/10/2007
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        Roll-Up                                                             12/08/2011   $124,500,000   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        - Barton's
   MSMCH         4      Crossing (III)     205 Century Place       Alexandria        VA     12/08/2011    $29,758,537   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
   MSMCH         4      - Lionsgate (III)  13690 Legacy Circle     Herndon           VA     12/08/2011    $21,256,098   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        - University
   MSMCH         4      Heights (III)      20300 River Ridge Road  Ashburn           VA     12/08/2011    $20,345,122   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        - Carlyle
   MSMCH         4      Station (III)      10519 Lariat Lane       Manassas          VA     12/08/2011    $18,371,341   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        - McNair Farms
   MSMCH         4      (III)              2511 Farmcrest Drive    Herndon           VA     12/08/2011    $14,575,610   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
   MSMCH         4      - Fox Run (III)    2 Observation Court     Germantown        MD     12/08/2011     $8,654,268   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
                        RREEF Portfolio
                        - Watkins
   MSMCH         4      Station (III)      99 Watkins Mill Road    Gaithersburg      MD     12/08/2011     $6,680,488   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         4      RREEF Portfolio    86 Heritage Way NW      Leesburg          VA     12/08/2011     $4,858,537   12/08/2006
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------
   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.797%     No
-------------------------------------------------------------------------

                     60          53          IO         5.470%
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.610%     No
-------------------------------------------------------------------------

   MSMCH             60          53          IO         5.470%     No
-------------------------------------------------------------------------

                                       1-2

----------------------------------------------------------------------------------------------------------------------------------

                        - The Glen (III)
----------------------------------------------------------------------------------------------------------------------------------
                                           800-806 South Douglas
   MSMCH         5      Douglas Entrance   Road                    Coral Gables      FL     04/08/2012   $102,500,000   03/21/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Four Seasons San
   MSMCH         6      Francisco          757 Market Street       San Francisco     CA     06/07/2017    $90,000,000   06/05/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         7      529 Fifth Avenue   529 Fifth Avenue        New York          NY     01/08/2014    $65,000,000   12/18/2006
----------------------------------------------------------------------------------------------------------------------------------
                                           1750 Deptford Center
   MSMCH         8      Deptford Mall      Road                    Deptford          NJ     01/05/2013    $60,000,000   05/23/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Mark Hotel Land    25 E. 77th Street &
   MSMCH         9      Loan               1000 Madison Avenue     New York          NY     05/01/2017    $58,000,000   10/31/2006
----------------------------------------------------------------------------------------------------------------------------------
                        AMLI at Seven      6466 Double Eagle
   MSMCH         10     Bridges            Drive                   Woodridge         IL     01/01/2011    $44,782,720   12/19/2003
----------------------------------------------------------------------------------------------------------------------------------
                        Village Square
   MSMCH         11     South Hills        4000 Oxford Drive       Bethel Park       PA     03/01/2017    $38,000,000   02/12/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Eagle Glen         38245 Murrieta Hot
   MSMCH         12     Apartments         Springs Road            Murrieta          CA     05/08/2017    $35,000,000   05/01/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           5435 Corporate Drive,
                                           5445 Corporate Drive,
                        Timberland         1450 West Long Lake
   MSMCH         13     Buildings          Road                    Troy              MI     08/01/2015    $33,235,919   05/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           7441, 7581, 7641
                                           Somerset Crossing
   MSMCH         14     Somerset Crossing  Drive                   Gainesville       VA     04/01/2017    $27,200,000   03/28/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Ramada Plaza       1500 Miracle Strip      Fort Walton
   MSMCH         15     Beach Resort       Parkway                 Beach             FL     06/01/2012    $26,250,000   05/24/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           39 NW 23rd Place;
                                           2310-2360 W Burnside
                        Uptown Shopping    Street; 743-747 SW
   MSMCH         16     Center             Green Avenue            Portland          OR     06/01/2017    $23,800,000   05/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Holiday Inn
                        Oceanfront &
   MSMCH         17     Conference Center  6600 Coastal Highway    Ocean City        MD     06/01/2017    $22,977,234   06/01/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         18     The Axton          721 Amsterdam Avenue    New York          NY     05/08/2012    $21,000,000   04/26/2007
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Jackson
   MSMCH         19     37-11 82nd Street  37-11 82nd Street       Heights           NY     03/01/2017    $20,000,000   02/28/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         20     Uptown Plaza       2222 McKinney Avenue    Dallas            TX     04/01/2017    $19,900,000   03/27/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         21     Plaistow Commons   58-62 Plaistow Road     Plaistow          NH     04/01/2017    $19,900,000   03/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Sun Prairie        5703 / 5901 Vista       West Des
   MSMCH         22     Apartments I & II  Drive                   Moines            IA     05/01/2017    $16,965,458   05/01/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           1110 Commonwealth
   MSMCH         23     Hamilton House     Avenue                  Boston            MA     12/01/2017    $15,600,000   11/02/2006
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         24     Walnut Crossing    4175 Ivanhoe Drive      Monroeville       PA     06/08/2017    $15,460,000   05/03/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         25     Noble Mansion      1500 Noble Mansion      Bronx             NY     05/08/2012    $13,500,000   04/26/2007
----------------------------------------------------------------------------------------------------------------------------------
                        1200 North Main
   MSMCH         26     Office             1200 N. Main Street     Santa Ana         CA     02/01/2012    $13,300,000   01/24/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           4900 & 4910 Airport
   MSMCH         27     Airport Plaza      Plaza Drive             Long Beach        CA     03/01/2015    $12,900,000   02/14/2007
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
   MSMCH             60          57          IO         5.660%     No
-------------------------------------------------------------------------

   MSMCH             120         119         IO         5.530%     No
-------------------------------------------------------------------------
   MSMCH             84          78          IO         5.160%     No
-------------------------------------------------------------------------

   MSMCH             67          66          IO         5.290%     No
-------------------------------------------------------------------------

   MSMCH             126         118         IO         5.340%    Yes
-------------------------------------------------------------------------

   MSMCH             84          42         360         7.250%     No
-------------------------------------------------------------------------

   MSMCH             120         116         IO         5.740%     No
-------------------------------------------------------------------------

   MSMCH             120         118         IO         5.840%     No
-------------------------------------------------------------------------

   MSMCH             99          97          IO         6.400%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.440%     No
-------------------------------------------------------------------------

   MSMCH             60          59         360         6.290%     No
-------------------------------------------------------------------------

   MSMCH             120         119         IO         5.720%     No
-------------------------------------------------------------------------

   MSMCH             120         119        360         6.030%     No
-------------------------------------------------------------------------
   MSMCH             60          58          IO         5.960%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         6.205%     No
-------------------------------------------------------------------------
   MSMCH             120         117         IO         5.635%     No
-------------------------------------------------------------------------
   MSMCH             120         117         IO         5.750%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             132         125        360         5.910%     No
-------------------------------------------------------------------------
   MSMCH             120         119        360         5.630%     No
-------------------------------------------------------------------------
   MSMCH             60          58          IO         6.560%     No
-------------------------------------------------------------------------

   MSMCH             60          55          IO         5.780%     No
-------------------------------------------------------------------------

   MSMCH             96          92          IO         5.950%     No
-------------------------------------------------------------------------

                                       1-3

----------------------------------------------------------------------------------------------------------------------------------

                                           7902 NW 36th Street &
   MSMCH         28     Boykin Center      3730 NW 79th Avenue     Doral             FL     03/01/2017    $12,000,000   02/27/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Waxahachie
   MSMCH         29     Retail Center      791 North Highway 77    Waxahachie        TX     04/01/2017    $12,000,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Mifflin County     325 West Freedom
   MSMCH         30     Commons            Avenue                  Burnham           PA     04/01/2017    $11,551,391   03/01/2007
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Long Island
   MSMCH         31     47-15 33rd Street  47-15 33rd Street       City              NY     03/01/2017    $11,209,473   02/28/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Orange Glen
   MSMCH         32     Apartments         307 Orange Avenue       Chula Vista       CA     03/01/2017    $10,500,000   02/20/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Eola Heights
   MSMCH         33     Apartments         3045 Gehar Road NW      Salem             OR     01/01/2017    $10,400,000   12/06/2006
----------------------------------------------------------------------------------------------------------------------------------
                        Millwood           230 Saw Mill River
   MSMCH         34     Shopping Center    Road                    Millwood          NY     05/01/2017     $9,000,000   04/27/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Lakeview I & II
                        Portfolio Roll-Up                                                   04/01/2017     $9,000,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           920-1050 W. Griffith
   MSMCH         35     Lakeview I (A)     Way                     Fresno            CA     04/01/2017     $4,600,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           940-1070 W. Griffith
   MSMCH         36     Lakeview II (A)    Way                     Fresno            CA     04/01/2017     $4,400,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Phillips Landing
   MSMCH         37     Apartments         501 Phillips Lane       Statesville       NC     04/01/2014     $8,700,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           1301 Bridge Avenue;
                                           1300-1316 Bridge
                                           Avenue; 1533 Laurel
                        University of      Avenue; 1523 Highland
                        Tennessee          Avenue; 1718 Clinch
   MSMCH         38     Student Housing    Avenue                  Knoxville         TN     04/01/2017     $8,625,000   03/28/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Hansen Village                             Lake View
   MSMCH         39     Apartments         11821 Foothill Blvd     Terrace           CA     03/01/2017     $8,500,000   02/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           6200 Merrill Creek
   MSMCH         40     Teague Building    Parkway                 Everett           WA     11/01/2017     $8,500,000   04/02/2007
----------------------------------------------------------------------------------------------------------------------------------
                        The Gentry
   MSMCH         41     Apartments         310-330 Lenox Road      Brooklyn          NY     05/01/2017     $7,850,000   04/16/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Pismo Medical
   MSMCH         42     Center             921 Oak Park Boulevard  Pismo Beach       CA     05/01/2017     $7,710,396   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Comfort Inn
                        Airport &          9600 National Bridge
   MSMCH         43     Conference Center  Road                    St. Louis         MO     05/01/2017     $6,482,283   04/17/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Waterford
   MSMCH         44     Shopping Plaza     106 Boston Post Road    Waterford         CT     06/01/2022     $6,363,862   05/08/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Pilgrim Hill       2 - 8 Pilgrim Hill
   MSMCH         45     Marketplace        Road                    Plymouth          MA     03/01/2017     $6,300,000   02/07/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Shops at
   MSMCH         46     Griffith Park      4655 SW Griffith Drive  Beaverton         OR     11/01/2017     $6,300,000   10/16/2006
----------------------------------------------------------------------------------------------------------------------------------
                        Florida
                        Retail/Office
                        Portfolio Roll-Up                                                   05/01/2017     $6,200,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Florida
   MSMCH         47     Retail/Office      31658 U.S. Highway 27   Haines City       FL     05/01/2017     $4,300,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

   MSMCH             120         116        360         5.620%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.660%     No
-------------------------------------------------------------------------

   MSMCH             120         117        300         5.990%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         6.090%     No
-------------------------------------------------------------------------

   MSMCH             120         116         IO         6.010%     No
-------------------------------------------------------------------------

   MSMCH             120         114        360         6.130%     No
-------------------------------------------------------------------------

   MSMCH             120         118         IO         5.630%     No
-------------------------------------------------------------------------

                     120         117        360         5.630%
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.630%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.630%     No
-------------------------------------------------------------------------

   MSMCH             84          81         360         5.680%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.830%     No
-------------------------------------------------------------------------

   MSMCH             120         116         IO         5.810%     No
-------------------------------------------------------------------------

   MSMCH             126         124        360         5.600%     No
-------------------------------------------------------------------------

   MSMCH             120         118         IO         5.350%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.850%     No
-------------------------------------------------------------------------

   MSMCH             120         118        300         6.000%     No
-------------------------------------------------------------------------

   MSMCH             180         179        360         6.170%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.730%     No
-------------------------------------------------------------------------

   MSMCH             132         124        360         6.200%     No
-------------------------------------------------------------------------

                     120         118        360         5.610%
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.610%     No
-------------------------------------------------------------------------

                                       1-4

----------------------------------------------------------------------------------------------------------------------------------

                        Portfolio -
                        Ridge Centre
                        Shoppes (B)
----------------------------------------------------------------------------------------------------------------------------------
                        Florida
                        Retail/Office
                        Portfolio - 56th
                        Street
                        Professional
   MSMCH         48     Center (B)         10320 56th Street N.    Temple Terrace    FL     05/01/2017     $1,900,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Food World
   MSMCH         49     Gardendale         1309 Decatur Highway    Gardendale        AL     07/08/2015     $6,186,090   06/30/2005
----------------------------------------------------------------------------------------------------------------------------------
                        7676 New           7676 New Hampshire
   MSMCH         50     Hampshire Avenue   Avenue                  Takoma Park       MD     04/01/2017     $5,825,000   03/22/2007
----------------------------------------------------------------------------------------------------------------------------------
                        27655 North        27655 North Avenue
   MSMCH         51     Avenue Hopkins     Hopkins                 Valencia          CA     04/01/2017     $5,600,000   03/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           2362-2368 W.
                                           Burnside; 2370 W.
                                           Burnside; 2386 W.
   MSMCH         52     Uptown Apartments  Burnside                Portland          OR     06/01/2012     $5,200,000   05/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Caballo
   MSMCH         53     Industrial         6780 Caballlo Street    Las Vegas         NV     02/01/2017     $5,000,000   01/22/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           3000-3145 Beauford;
                                           688-700 Paso Fino;
                                           3000-3137 Breton
   MSMCH         54     Surrey Ridge II    Streets                 Robinson          TX     04/01/2017     $4,985,003   03/22/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Briarwest
   MSMCH         55     Shopping Center    6415 San Felipe         Houston           TX     01/01/2017     $4,868,321   12/21/2006
----------------------------------------------------------------------------------------------------------------------------------
                        College Park
   MSMCH         56     Apartments         3380 North Roop Street  Carson City       NV     03/01/2017     $4,650,000   02/08/2007
----------------------------------------------------------------------------------------------------------------------------------
                        New Horizons
                        Portfolio Roll-Up                                                   05/01/2017     $4,590,653   04/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        New Horizons -
                        Trinity
   MSMCH         57     Apartments (IV)    1008 South 48th Street  Philadelphia      PA     05/01/2017     $2,369,370   04/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        New Horizons -
                        Osage Ave
   MSMCH         57     Apartments (IV)    4518-22 Osage Avenue    Philadelphia      PA     05/01/2017     $1,258,727   04/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        New Horizons -
                        Raleigh
   MSMCH         57     Apartments (IV)    4807 Chester Avenue     Philadelphia      PA     05/01/2017       $962,556   04/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Beal Commons -
                        Ft. Walton Ft. Walton
   MSMCH         58     Beach, FL          575 Beal Parkway North  Beach             FL     06/01/2017     $4,300,000   05/22/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Parklynn
   MSMCH         59     Apartments         5 Ruth Road             Wilmington        DE     03/01/2017     $4,150,000   02/01/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Bronx
                        MultiIfamily/Retail
                        Portfolio Roll-Up                                                   05/01/2017     $4,072,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Bronx
                        Multifamily/Retail
                        Portfolio -
   MSMCH         60     Valentine Ave (C)  2381 Valentine Avenue   New York          NY     05/01/2017     $2,300,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Bronx
                        Multifamily/Retail
                        Portfolio -
   MSMCH         61     Webster            2049 Webster Avenue     New York          NY     05/01/2017     $1,772,000   04/30/2007
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

   MSMCH             120         118        360         5.660%     No
-------------------------------------------------------------------------

   MSMCH             120         96         360         5.280%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             120         117         IO         5.530%     No
-------------------------------------------------------------------------

   MSMCH             60          59          IO         5.870%     No
-------------------------------------------------------------------------

   MSMCH             120         115        360         5.620%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.730%     No
-------------------------------------------------------------------------

   MSMCH             120         114        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.850%     No
-------------------------------------------------------------------------

                     120         118        360         5.520%
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.520%     No
-------------------------------------------------------------------------

   MSMCH             120         119         IO         5.540%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.490%     No
-------------------------------------------------------------------------

                     120         118        360         5.700%
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.700%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.700%     No
-------------------------------------------------------------------------

                                       1-5

----------------------------------------------------------------------------------------------------------------------------------

                        Ave (C)
----------------------------------------------------------------------------------------------------------------------------------
                        Food World         3100 East Meighan
   MSMCH         62     Gadsden            Boulevard               Gadsden           AL     07/08/2015     $4,023,707   06/30/2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Glenwood
   MSMCH         63     Pinon Pines        3210 County Road 114    Springs           CO     05/01/2017     $3,992,252   04/23/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         64     Kirkman Commons    2300 S Kirkman Road     Orlando           FL     03/01/2017     $3,985,396   02/02/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Walgreens -
   MSMCH         65     Washington, NC     627 E 12th Street       Washington        NC     06/01/2017     $3,972,800   05/25/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         66     Hoffner Commons    4434 Hoffner Avenue     Orlando           FL     03/01/2017     $3,900,000   03/01/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Staples -
   MSMCH         67     Naperville         1552 South Route 59     Naperville        IL     04/01/2017     $3,589,021   03/26/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Leesburg
   MSMCH         68     Lakeshore MHP      1208 Lee Street         Leesburg          FL     05/01/2012     $3,500,000   04/05/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Hampton Inn -      3130 E Andrew Johnson
   MSMCH         69     Greeneville, TN    Highway                 Greeneville       TN     05/01/2017     $3,490,360   04/04/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Overland Retail
   MSMCH         70     Plaza              8429 W. Overland Road   Boise             ID     03/01/2017     $3,475,000   02/28/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         71     24 Norfolk Avenue  24 Norfolk Avenue       Easton            MA     02/01/2017     $3,382,989   01/31/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Sycamore Terrace   316-320 Sycamore
   MSMCH         72     Shopping Center    Avenue                  Vista             CA     02/01/2017     $3,350,000   01/02/2007
----------------------------------------------------------------------------------------------------------------------------------
                        The Premier
   MSMCH         73     Building           5700 E. Franklin Road   Nampa             ID     03/01/2017     $3,325,000   02/21/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Sierra Plaza
   MSMCH         74     Office             2965 East Tarpon Drive  Meridian          ID     02/01/2017     $3,300,000   01/24/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         75     Blueridge Commons  500 Commons Drive       Evans             GA     04/01/2012     $3,300,000   03/30/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           850 Pennsylvania
   MSMCH         76     CVS - Monaca       Avenue                  Monaca            PA     05/01/2017     $3,300,000   04/16/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Quiet Acres
   MSMCH         77     Mobile Home Park   931 Orchard Road        Sellersville      PA     04/01/2017     $3,269,956   03/08/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           452-464 & 466-468
                        Southport          Southlake Blvd;
   MSMCH         78     Business Center    500-510 Research        Richmond          VA     02/01/2017     $3,164,150   01/31/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           4301 - 5100 Truesdel
                        Westpark           Court; 4502 - 4509
   MSMCH         79     Townhomes          Durnil Court            Bloomington       IN     03/01/2017     $3,120,000   02/13/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Walgreens -        1924 East Madison
   MSMCH         80     Bastrop            Avenue                  Bastrop           LA     04/01/2017     $3,045,875   03/09/2007
----------------------------------------------------------------------------------------------------------------------------------
                        11535 West 183rd
   MSMCH         81     Place              11535 West 183rd Place  Orland Park       IL     05/01/2017     $2,994,303   04/24/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         82     Potranco Crossing  9827 Potranco Road      San Antonio       TX     01/01/2017     $2,600,000   12/21/2006
----------------------------------------------------------------------------------------------------------------------------------
                        Midtown Business
   MSMCH         83     Park               201-210 E. 37th Street  Garden City       ID     04/01/2012     $2,550,000   03/29/2007
----------------------------------------------------------------------------------------------------------------------------------
                        University         11540 E. University
   MSMCH         84     Meridian Center    Drive                   Mesa              AZ     05/01/2017     $2,540,000   04/11/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Cross Park
                        Industrial
   MSMCH         85     Building           8701 Cross Park Drive   Austin            TX     04/01/2017     $2,520,000   03/23/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Defuniak Commons   1226 U.S. Highway 331   Defuniak
   MSMCH         86     Retail Center      South                   Springs           FL     04/01/2017     $2,418,827   03/27/2007
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

   MSMCH             120         96         360         5.280%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.740%     No
-------------------------------------------------------------------------
   MSMCH             120         116        360         6.030%     No
-------------------------------------------------------------------------

   MSMCH             120         119        360         5.910%     No
-------------------------------------------------------------------------
   MSMCH             120         116        360         5.730%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.650%     No
-------------------------------------------------------------------------

   MSMCH             60          58          IO         5.830%     No
-------------------------------------------------------------------------

   MSMCH             120         118        300         5.940%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.720%     No
-------------------------------------------------------------------------
   MSMCH             120         115        360         6.030%     No
-------------------------------------------------------------------------

   MSMCH             120         115        360         5.880%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.610%     No
-------------------------------------------------------------------------

   MSMCH             120         115        360         5.700%     No
-------------------------------------------------------------------------
   MSMCH             60          57         360         5.800%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.510%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.630%     No
-------------------------------------------------------------------------

   MSMCH             120         115        360         6.050%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.820%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.750%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.830%     No
-------------------------------------------------------------------------
   MSMCH             120         114        360         5.710%     No
-------------------------------------------------------------------------

   MSMCH             60          57          IO         5.900%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.730%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         5.840%     No
-------------------------------------------------------------------------

   MSMCH             120         117        360         6.500%     No
-------------------------------------------------------------------------

                                       1-6

----------------------------------------------------------------------------------------------------------------------------------

   MSMCH         87     Friendly's Plaza   47-53 Long Pond Road    Plymouth          MA     02/01/2017      $2,387,078  01/25/2007
----------------------------------------------------------------------------------------------------------------------------------
                                           2501 Hamilton
                                           Blvd/316 W. 25th
   MSMCH         88     Hamilton Village   Street                  Sioux City        IA     03/01/2017      $2,225,000  02/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                        1506 Whispering    1506 Whispering Wind
   MSMCH         89     Wind Drive         Drive                   Phoenix           AZ     03/01/2017      $2,092,418  02/05/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         90     Clermont Retail    1120 East Highway 50    Clermont          FL     04/01/2017      $2,080,000  03/26/2007
----------------------------------------------------------------------------------------------------------------------------------
                        CVS - North                                North
   MSMCH         91     Kingstown          6495 Post Road          Kingstown         RI     05/01/2017      $1,996,169  04/12/2007
----------------------------------------------------------------------------------------------------------------------------------
                        11770 & 11880
                        West President     11770 & 11880 West
   MSMCH         92     Drive              President Drive         Boise             ID     02/01/2017      $1,850,000  01/23/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         93     Eastpointe Center  241 Emily Drive         Clarksburg        WV     06/01/2017      $1,473,503  05/15/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Advance Auto
                        Parts-Hollywood
   MSMCH         94     FL                 1200 N. Dixie Highway   Hollywood         FL     06/01/2017      $1,417,945  05/04/2007
----------------------------------------------------------------------------------------------------------------------------------
   MSMCH         95     Timberland Store   15 Rivington Street     New York          NY     04/01/2017      $1,296,221  03/02/2007
----------------------------------------------------------------------------------------------------------------------------------
                        Dunkin
   MSMCH         96     Donuts-Miami       7501 SW 40th Street     Miami             FL     04/01/2012      $1,145,576  03/23/2007
----------------------------------------------------------------------------------------------------------------------------------
                        5532 Covode
   MSMCH         97     Street             5532 Covode Street      Pittsburgh        PA     03/01/2017      $1,100,000  02/07/2007
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $1,958,564,352
----------------------------------------------------------------------------------------------------------------------------------
                                           TOTALS AND WEIGHTED
                                           AVERAGES:
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

   MSMCH             120         115        360         5.640%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.960%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         6.080%     No
-------------------------------------------------------------------------
   MSMCH             120         117        360         5.960%     No
-------------------------------------------------------------------------

   MSMCH             120         118        360         5.790%     No
-------------------------------------------------------------------------

   MSMCH             120         115        360         5.860%     No
-------------------------------------------------------------------------
   MSMCH             120         119        360         5.900%     No
-------------------------------------------------------------------------

   MSMCH             120         119        300         5.980%     No
-------------------------------------------------------------------------
   MSMCH             120         117        360         5.880%     No
-------------------------------------------------------------------------

   MSMCH             60          57         300         6.500%     No
-------------------------------------------------------------------------

   MSMCH             120         116        360         5.860%     No
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                     104         103        354         5.716%
-------------------------------------------------------------------------

                                       1-7

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1.    Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this
Agreement and as of the Cut-Off Date.

2.    Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances.
Upon the consummation of the transactions contemplated by this Agreement, the
Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage
Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the
Mortgage Loan to the Purchaser or to the Trustee.

3.    Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use or operation of the Mortgaged
Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage
Loan is cross-collateralized with any other Mortgage Loan, the lien of the
Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder

                                       2-1

thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the
Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any Permitted
Encumbrances. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5.    Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below and any Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related
Mortgage, and each assignor thereunder has the full right to assign the same.
The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage
Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

6.    Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since July 12, 2007.

7.    Condition of Property; Condemnation. Except with respect to Mortgage Loans secured primarily by unimproved land: (i) With respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the
Closing Date as set forth on Schedule A to this Exhibit 2,

                                       2-2

each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged
Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule
A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

8.    Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal.
Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of, or notice to, the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to, a public road.

9.    No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

                                       2-3

10.   Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

11.   Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for the related Mortgage Loan.

12.   Environmental Conditions.

      (i)     With respect to the Mortgaged Properties securing the Mortgage
              Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the
              Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged
              Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged
              Property) (an "Environmental Report") has been delivered to the
              Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any
              Mortgaged Property that was not disclosed in such report. Each
              Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the
              Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental
              Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American
              Society for Testing and Materials (ASTM) Standard Practice E
              1527-00.

      (ii)    With respect to the Mortgaged Properties securing the Mortgage
              Loans that were not the subject of an environmental site
              assessment meeting ASTM standards after the first day of the month that is 18 months prior to the Closing Date as set forth on
              Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state

                                       2-4

              or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
              Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
              Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
              Property and neither the Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

              "Hazardous Materials" means gasoline, petroleum products,
              explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
              Comprehensive Environmental Response, Compensation and Liability
              Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the
              Hazardous Materials Transportation Act as amended (42 U.S.C.
              ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act,
              as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water
              Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any
              regulations promulgated pursuant thereto.

13.   Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases
and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreement.

14.   Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated like properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the

                                       2-5

replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the
Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related
Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or
Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10%
probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

15.   Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

16.   Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17.   Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between the Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground
Leases:

      (i)     Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor)
              does not prohibit the current use of the

                                       2-6

              Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and
              there has been no material change in the payment terms of such
              Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

      (ii)    The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

      (iii)   The Mortgagor's interest in such Ground Lease is assignable to the
              Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the
              Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it or it cannot be unreasonably withheld;

      (iv)    Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

      (v)     Such Ground Lease, or an estoppel letter or other agreement, (A)
              requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B)
              provides that no notice of termination given under such Ground
              Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

      (vi)    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor
              thereunder may terminate such Ground Lease;

      (vii)   Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage
              Loan;

      (viii)  Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee

                                       2-7

              appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
              (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
              commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (ix)    Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
              Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related
              Mortgage;

      (x)     Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18.   Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19.   LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

20.   Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph
19 (substituting the date of the last such modification for the date the
Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

                                       2-8

21.   Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

22.   No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the
Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

23.   Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all material applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

24.   Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25.   Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those
Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a
"significant modification" of such Mortgage Loan within the meaning of Treas.
Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.
The loan documents require the related Mortgagor to bear the cost of such opinion.

26.   No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization
(except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property.

27.   No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of

                                       2-9

notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this
Exhibit 2 or the exceptions listed in Schedule A attached hereto.

28.   Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

29.   Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

30.   Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a
Permitted Encumbrance) junior to the lien of the related Mortgage.

31.   Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

32.   Servicing, Collection and Origination Practices. The servicing, collection and origination practices (a) used by the Seller have been in all material respects legal, proper and prudent and have met customary industry standards or
(b) to the Seller's knowledge, used by any prior holder or servicer of each
Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33.   Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

34.   Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

35.   Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

36.   Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

38.   Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

39.   Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the

                                      2-11

Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

40.   Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date, or provides that it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

41.   Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged
Property is located at all times when it originated and held the Mortgage Loan.

42.   Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of Treasury
Regulation Section 1.860G-1(b)(2).

43.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated
Principal Balance as of the Cut-Off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not, as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

44.   Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to
$3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the
Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

                                      2-12

45.   Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section
1.860G-2(a) (but without regard to the rule in Treasury Regulation Sections
1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

46.   No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To Seller's knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage Loan.

47.   An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

48.   Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 48 are made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

49.   With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any assignment by the Seller of such comfort letter to the Trust, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                      2-13

                             Schedule A to Exhibit 2

                  Exceptions to Representations and Warranties

                2007-HQ12 - Morgan Stanley Mortgage Capital Inc.
                      Schedule A: Representation Exceptions

REP. 2.     Whole Loan; Ownership of Mortgage Loans,

REP. 5.     Assignment of Leases and Rents,

REP. 24.    Cross-collateralization, and

REP. 30.    Junior Lien.

The following Mortgage Loans are secured by a Mortgage that also secures a junior "B" loan other than one or more other Mortgage Loans. The related loans are described in the Prospectus Supplement.

No. ___, Columbia Center;
No. ___, Deptford Mall;
No. ___, Timberland Buildings; and
No. ___, Ramada Plaza Beach Resort.

Each of the following Mortgage Loans is secured by a Mortgage that also secures a pari passu loan other than one or more other Mortgage Loans. The related loans are described in the Prospectus Supplement.

                  No. ___, RREEF Portfolio;
                  No. ___, Deptford Mall; and
                  No. ___, Beacon DC & Seattle Portfolio.

Each of the foregoing Mortgage Loans will be serviced pursuant to a pooling and servicing agreement other than the HQ12 Pooling and Servicing Agreement, and ownership of the loan documents are nominally held pursuant to that pooling and servicing agreement.

REP. 4.     Lien; Valid Assignment.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, the lender does not have mortgages on the Market Square, Reston, Washington Mutual and 1300
N. 17th properties (the "Non-Mortgaged Properties"). With respect to the Market
Square property, the lender has received pledges of the ownership interests in one of the entities comprising the joint venture which owns the Market Square property and in the two entities which own that entity. In addition, a partner loan and a mortgage loan associated with this property was pledged to the lender. The borrower also agreed to deposit distributions from the joint venture owning this

property to the deposit account. The Market Square property is subject to a joint venture agreement. With respect to the Reston, Washington Mutual and 1300
N. 17th properties, the borrower agreed to deposit distributions from the joint venture (in the case of Washington Mutual) or from the owner of the property (in the case of Reston and 1300 N. 17th properties) to the deposit accounts. These properties are encumbered by existing debt. The Washington Mutual property is also subject to a joint venture agreement.

REP. 7.     Property Condition.

With respect to Mortgage Loan No. ___, Mark Hotel Land Lease, there is no engineering report, as the Mortgage Loan encumbers the land, only, and not the improvements.

REP. 8.     Title Insurance.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, there is no title insurance with respect to the Non-Mortgaged Properties. There is, however,
UCC insurance with respect to any pledged interests.

REP. 14.    Insurance.

Certain of the Mortgage Loans do not require the insurance to name the lender as an additional insured, although the insurance policies must provide that all proceeds shall be payable to the lender as set forth in the respective loan agreement.

With respect to certain of the Mortgage Loans, if the net proceeds from insurance do not exceed a certain net proceeds availability threshold amount, then the net proceeds will be disbursed directly to the borrower, provided certain conditions are met, without an express requirement to apply the net proceeds to restoration of the Mortgaged Property. Nevertheless, the loan documents contain an independent covenant on the part of the borrower to repair and restore the Mortgaged Property.

With respect to Mortgage Loan Nos. __, Lake View I and Lake View II, the
insurance does not cover earthquake damage, although the related properties are in Fresno, California.

With respect to Mortgage Loan No. ___, Timberland Buildings, the borrower is required to maintain insurance coverages and endorsements in form and substance and in amounts as the lender may require in its reasonable discretion, but the loan documents do not specifically require all risk, business interruption, flood or general liability insurance. The loan documents also do not authorize the lender to maintain insurance at the borrower's expense if the borrower fails to maintain any such insurance.

REP. 25.    Release of Mortgaged Property.

With regard to Mortgage Loan Nos. ___ to ___, RREEF Portfolio, the borrower may obtain the release of individual properties through a partial defeasance in connection with third party sales by posting defeasance collateral in the amount of 110% of the allocated loan amount with respect to the particular property, subject to the satisfaction of certain conditions, including (i) no event of default has occurred or remains uncured, (ii) the borrower obtains a rating agency confirmation of no qualification or downgrade of the REMIC securities as a result of such partial defeasance, and (iii) the debt service coverage ratio immediately following such release is at least equal to the greater of 1.09:1.00 or the debt service coverage ratio immediately prior to such release.

With respect to Mortgage Loan No. ___, Deptford Mall, the borrower may obtain a release of unimproved, non-income producing portions of the property, without any required prepayment of the loan, provided that the borrower satisfies certain conditions, including that (i) the fair market value of all parcels so released not exceed $5,000,000 in the aggregate, (ii) for any such release after the first such release the borrower first obtain a REMIC opinion, and (iii) for any such release in which the value of the parcel to be released exceeds
$1,000,000, the borrower first obtain a rating agency confirmation that the applicable securities will not be subject to a qualification, downgrade, or withdrawal of rating on account of the release.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, the
borrower may obtain a partial release subject to the satisfaction of certain conditions, including: (i) no event of default has occurred or is continuing,
(ii) payment of the greater of 110% of the allocated loan amount or 90% of net sales proceeds if DSCR is less than 1.45x; or the greater of 100% of the allocated loan amount or 75% of net sales proceeds if the DSCR is greater than or equal to 1.45x, (iii) certain properties have specific release prices, and
(iv) yield maintenance fees if prepaid prior to November 7, 2011. In addition, the Mortgage Loan permits a partial release of the "Cash Flow Assets"
(Washington Mutual, Reston and 1300 N. 17th) and associated prepayment of the
Mortgage Loan and the mezzanine loan, provided that after such prepayment and release, the mezzanine loan DSCR is at least equal to the greater of (i) DSCR at origination or (ii) DSCR immediately prior to the sale and release. The Cash
Flow Assets may be released for the following amounts, which will pay off the mezzanine loan first and then the Mortgage Loan, with prepayment of the later capped at a total of $100,000,000: (i) Washington Mutual: $235,000,000, (ii)
Reston: $130,0000 and (iii) 1300 N. 17th: $75,000,000.

With respect to Mortgage Loan No. __, Parkoff Portfolio, the borrower may obtain a release of one or more properties in connection with a partial defeasance subject to the satisfaction of certain conditions, including: (i) no event of default has occurred or is continuing, (ii) deposit of U.S. obligations as defeasance collateral in the loan amount allocated to the released property,
(iii) maintenance of DSCR at or above 1.20 to 1.00 after the release of the property, and (iv) maintenance of the aggregate LTV for all of the individual properties then remaining subject to the lien of the mortgage at or above the lesser of (a) the LTV ratio immediately preceding the loan origination date and
(b) the LTV ratio for all of the remaining individual properties (including the individual property to be released and taking into account the debt evidenced by the defeased note in question) immediately preceding the release of the property.

With respect to Mortgage Loan No. __, AMLI at Seven Bridges, the borrower may obtain a release of not more than two residential buildings on the property (and not more than one on the west side of the property) subject to the satisfaction of certain conditions, including: (i) no event of default has occurred or is continuing, (ii) prepayment of the loan in such amount (up to $30,000,000) as is necessary to ensure that the remaining principal balance of the loan will immediately after such prepayment have a maximum LTV ratio of 70% and (iii) the release is solely for the purpose of conversion of the residential buildings to condominium use.

With respect to Mortgage Loan No. __, Mark Hotel Land Lease, the borrower may substitute another Manhattan parcel and obtain a release of the initial
Mortgaged Property provided that the borrower satisfies certain conditions, including: (i) the DSCR after substitution is the greater of 1.25x and the DSCR for the loan prior to substitution and (ii) the LTV after substitution is lesser of 63.0% and the LTV for the loan prior to substitution.

With respect to Mortgage Loan No. __, Uptown Shopping Center, the borrower may obtain a release of the 36,794 square foot parcel without any required prepayment of the loan, subject to the satisfaction of certain conditions.

With respect to Mortgage Loan No. __, Pismo Medical Center, as of May 1, 2014,
the borrower may obtain a release of the second floor of the property subject to the satisfaction of certain conditions, including: (i) the borrower provides the lender with evidence that (x) the release shall not result in a violation of the security agreement or any of the leases, (y) there shall be no adverse effect on either the debt service coverage ratio on the note or the net operating income for the property and (z) title to the second floor of the property has been transferred to another entity other than the borrower, (ii) the property shall have a 1.3:1.0 or greater ratio of (x) the lender's estimated net underwritable cash flow from the property over a trailing 12 month period over (y) the sum of
12 regularly-scheduled principal and interest payments on the loan and (iii) the borrower pays to the lender upon release (A) $3,825,000 if the release is after the seventh anniversary but before the eight anniversary of the security instrument, (B) $3,725,000 if the release is after the eighth anniversary but before the ninth anniversary of the security instrument and (C) $3,625,000 if the release is after the ninth anniversary but before the tenth anniversary of the security instrument.

With respect to Mortgage Loan No. __, Ridge Centre Shoppes, at any time after the Lockout Period Expiration Date (the earlier of the second anniversary of the start-up date or April 30, 2012), the borrower may obtain a release of the 56th
Street Debt by defeasing the loan in an amount equal to 125% of the outstanding principle balance of the 56th Street Note and obtain a release of the lien of the mortgage and security agreement subject to the satisfaction of certain conditions, including: (i) no event of default then exists, (ii) the actual debt service coverage ratio for the Ridge Centre Note (calculated as the ratio of net cash flow available for debt service to the annual principal and interest payable on the outstanding balance of the Ridge Centre Note) is at least
1.15:1.0, and (iii) the value ratio for the Ridge Centre Note (calculated as the ratio of the total outstanding principal balance of the Ridge Centre Note to the value of the Ridge Centre Property) does not exceed 80%.

With respect to Mortgage Loan No. __, Phillips Landing Apartments, the borrower may obtain a release of the portion of the property consisting of three acres of vacant land without any

required prepayment of the loan, subject to the satisfaction of certain conditions, including: (i) no event of default then exists, (ii) the actual dimensions of the released parcel do not materially deviate from the proposed dimensions of the released parcel as depicted in the deed of trust, (iii) the borrower delivers a certificate to the lender (A) describing any planned improvements to the released parcel, (B) describing the potential impact the planned improvements will have on the remainder of the property, (C) certifying that the borrower has met with all requirements of and obtained all consents necessary under any leases or other agreements applicable to the release, and
(D) certifying that the aforementioned leases and agreements allow the owner of the remaining property to continue to use the released parcel to the extent it is necessary for the uses of the remaining property.

With respect to Mortgage Loan No. __, Walgreens Bastrop, the borrower may obtain a release of the portion of the property consisting of 3.62 acres of land without any required prepayment of the loan, subject to the satisfaction of certain conditions, including: (i) no event of default then exists, (ii) the actual dimensions of the released parcel do not materially deviate from the proposed dimensions of the released parcel as depicted in the mortgage, (iii)
the borrower delivers a certificate to the lender (A) describing any planned improvements to the released parcel, (B) describing the potential impact the planned improvements will have on the remainder of the property, (C) certifying that the borrower has met with all requirements of and obtained all consents necessary under any leases or other agreements applicable to the release, (D)
certifying that the released parcel (x) is not necessary for the operation or use of the remaining property, (y) may be subdivided from the remaining property without any diminution in value of the remaining property and (z) that such subdivision will not adversely affect the utility or operation of the remaining property, and (E) certifying that all leases and agreements applicable to the release allow the owner of the remaining property to continue to use the released parcel to the extent it is necessary for the uses of the remaining property.

REP.30.     Junior Liens.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, the
Non-Mortgage Properties are encumbered by pre-existing debt.

REP 31.     Actions Concerning Mortgage Loans.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, litigation is pending with respect to the Market Square property, as set forth below:

      Western Associates Limited Partnership v. Market Square Associates, et
      al., Civil Action No. 02ca00993 (D.C. Superior); Market Square Associates,
      et al. v. Western Associates Limited Partnership, No. 03-CV-000732 (D.C.
      Ct. of Appeals). This action was filed in February 2001 (after a substantially similar action was dismissed from federal court following dismissal of a RICO count, upheld on appeal). The allegations of the complaint involve the development of Market Square in Washington, D.C.
      Market Square is owned by Avenue Associates Limited Partnership ("AALP").
      The defendants

      are Market Square Associates (the general partner of AALP) ("MSA") and current and former partners in and affiliates of MSA. The plaintiff is the limited partner of AALP. The complaint alleges fraud, conspiracy, breach of contract, breach of fiduciary duty, inducement of fiduciary breach, and failure to provide access to the books and records of AALP. The complaint seeks monetary and injunctive relief. The defendants filed an answer in
      November 2001 denying liability. Document discovery was substantially completed in 2003. Depositions have not commenced. The case currently is stayed pending the interlocutory appeal noted above. The defendants appealed an order granting in part a motion by the plaintiff to compel the production of certain privileged documents. In connection with the above action, Western Associates Limited Partnership delivered a Notice of Lis
      Pendens January 30, 2007.

REP 36.     Due on Sale (encumbrance).

Each of the following Mortgage Loans permits the parent of the borrower to obtain future mezzanine financing, provided certain conditions are met:

         No. ___, Douglas Entrance;
         No. ___, AMLI at Seven Bridges;
         No. ___, Somerset Crossing;
         No. ___, The Axton; and
         No. ___, Columbia Center.

Each of the following Mortgage Loans currently has mezzanine financing in place:

         No. ___, 529 Fifth Avenue;
         No. ___, The Axton; and
         No. ___, Beacon DC & Seattle Portfolio.

REP. 37.    Single Purpose Entity.

With respect to Mortgage Loan No. __, Beacon DC & Seattle Portfolio, the joint venture entities (the direct owners of the Market Square and Washington Mutual properties) are not Single Purpose Entities and their organizational documents do not require them to be Single Purpose Entities. However, the borrower has covenanted that it will comply with the Single Purpose Entity covenants in the loan documents, and the organizational documents of the owners of the JV entities are Single Purpose Entities.

With respect to Mortgage Loan No. __, AMLI at Seven Bridges, the loan documents do not contain a representation that the borrower, AMLI at Seven Bridges LLC, is a Single Purpose Entity.

REP. 38.    Non-Recourse Exceptions.

Each of the following Mortgage Loans is not recourse to a natural person, nor is any natural person liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the borrower, misappropriation of rents, insurance proceeds or condemnation awards, or breaches of the environmental covenants in the Mortgage Loan documents:

         Nos. ___ to ___, RREEF Portfolio;
         No. ___, Deptford Mall;
         No. ___, Douglas Entrance;
         No. ___, Somerset Crossing;
         No. ___, Village Square South Hills;
         No. ___, Mark Hotel Land Lease;
         No. ___, The Axton;
         No. ___, AMLI at Seven Bridges;
         No. ___, Beacon DC & Seattle Portfolio;
         No. ___, Columbia Center;
         No. ___, Uptown Plaza;
         No. ___, Plaistow Commons;
         No. ___, Noble Mansion;
         No. ___, Airport Plaza;
         No. ___, The Gentry Apartments;
         No. ___, Food World Gardendale;
         No. ___, 27655 North Avenue Hopkins;
         No. ___, Four Seasons San Francisco;
         No. ___, Caballo Industrial; and
         No. ___, Food World East Gasden.

REP. 43.    Terrorism Insurance.

With respect to Mortgage Loan No. __, RREEF Portfolio, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $300,000.

With respect to Mortgage Loan No. __, 529 Fifth Avenue, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $125,000, inflation adjusted.

With respect to Mortgage Loan No. __, Douglas Entrance, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $155,000, inflation adjusted.

With respect to Mortgage Loan No. __, The Axton, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $100,000, inflation adjusted.

With respect to Mortgage Loan No. ___, Columbia Center, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to 150% of the result of (i) the annual premium for the all risk insurance minus (ii) the portion of such annual premium attributable to earthquake, flood and terrorism coverages.

With respect to Mortgage Loan No. ___, Beacon DC & Seattle Portfolio, the
borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to 150% of the result of (i) the annual premium for the all risk insurance minus (ii) the portion of such annual premium attributable to earthquake, flood and terrorism coverages.

With respect to Mortgage Loan No. __, Four Seasons San Francisco, the borrower is required to maintain terrorism insurance for full replacement cost; however, if at any point during the term of the loan the TRIA is not in effect, borrower shall not be required to pay annual premiums in excess of $500,000.

                             Schedule B to Exhibit 2

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.5

MSCI 2007-HQ12: SCHEDULE VIII
SECTION 2.3 (A) LIST (CROSSED LOANS)

-------------------------------------------------------------------------------------------------
MORTGAGE   MORTGAGE                                                                  CUT-OFF DATE
LOAN NO.   LOAN SELLER   PROPERTY NAME                                                    BALANCE
-------------------------------------------------------------------------------------------------

   35      MSMC          Lakeview I                                                    $4,600,000
   36      MSMC          Lakeview II                                                   $4,400,000
   47      MSMC          Florida Retail/Office Portfolio - Ridge Centre Shoppes        $4,300,000
                         Florida Retail/Office Portfolio - 56th Street Professional
   48      MSMC          Center                                                        $1,900,000

   60      MSMC          Bronx Multifamily/Retail Portfolio - Valentine Ave            $2,300,000
   61      MSMC          Bronx Multifamily/Retail Portfolio - Webster Ave              $1,772,000

-----------------------------------------------------------------------------
MORTGAGE
LOAN NO.   BORROWER NAME                SPONSOR
-----------------------------------------------------------------------------

   35      WA Lakeview I, LLC           William G. Ayyad
   36      WA Lakeview II, LLC          William G. Ayyad
   47      Ridge Centre Shoppes, LLC    Paul E. Houvardas; Trifon Houvardas

   48      56th Street Professional     Paul Houvardas; Trifon Houvardas
           Center, LLC
   60      Rosh Management LLC          Yohana Roshjadolian; Michael Asherian
   61      Asher 26 Management LLC      Yohana Roshjadolian; Michael Asherian

                             Schedule C to Exhibit 2

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

Mortgage Loan No. 2 - Parkoff Portfolio

                                       3-1

                                    EXHIBIT 3
                                  BILL OF SALE

1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:         Morgan Stanley Mortgage Capital Holdings LLC
                  Purchaser:      Morgan Stanley Capital I Inc.

2.    Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated as of July 26, 2007 (the "Mortgage Loan Purchase Agreement"),
between Seller and Purchaser and all of the following property:

            (a)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

            (b)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c)   All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3.    Purchase Price. The amount equal to [_].

4.    Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of July, 2007.

SELLER:                             MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

PURCHASER:                          MORGAN STANLEY CAPITAL I INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT 4
                      THE MORTGAGE LOAN PURCHASE AGREEMENT

                        FORM OF LIMITED POWER OF ATTORNEY
                      TO LASALLE BANK NATIONAL ASSOCIATION
                             AND LNR PARTNERS, INC.
                                 WITH RESPECT TO
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ12

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated as of July ___, 2007 (the "Mortgage Loan Purchase Agreement"), between
Morgan Stanley Mortgage Capital Holdings LLC ("MSMCH") and Morgan Stanley
Capital I Inc. ("Depositor"), MSMCH is selling certain multifamily and commercial mortgage loans (the "Mortgage Loans") to Depositor;

      WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), between the
Depositor, Wells Fargo Bank National Association, as Master Servicer, LNR
Partners, Inc. ("LNR") as Special Servicer, Wells Fargo Bank, National
Association, as Paying Agent and Certificate Registrar and LaSalle Bank National
Association ("LaSalle") as Trustee and Custodian, the Trustee and the Special
Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

      WHEREAS, MSMCH has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

      NOW, THEREFORE, MSMCH does hereby make, constitute and appoint LaSalle, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, MSMCH's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in MSMCH's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the
Trustee, as set forth in the definition of "Mortgage File" in Section 1.1 of the
Pooling and Servicing Agreement, that have been received by the Trustee or a
Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the
Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of "Mortgage
File" in, and in accordance with

                                       5-1

Section 1.1 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii)
to file or record in the appropriate public filing or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Pooling and
Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by MSMCH on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to LaSalle and LNR only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage
Loan Purchase Agreement.

      MSMCH does also hereby make, constitute and appoint LNR, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement,
MSMCH's true and lawful agent and attorney-in-fact with respect to the Mortgage
Loans in MSMCH's name, place and stead solely to exercise and perform all of the rights, authority and powers of LaSalle as set forth in the preceding paragraph in the event of the failure or the incapacity of LaSalle to do so for any reason. As between LNR and any third party, no evidence of the failure or incapacity of LaSalle shall be required and such third party may rely upon LNR's written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

      The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as MSMCH's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as MSMCH might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and MSMCH agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between MSMCH, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as MSMCH's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by either the Trustee or the Special Servicer that any particular
Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing
Agreement.

      Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on MSMCH and MSMCH's successors and assigns.

      This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

      with  respect to the Trustee, the termination of the Trustee and its replacement with a successor Trustee under the terms of the Pooling and Servicing Agreement;

      with  respect to the Special Servicer, the termination of the Special
            Servicer and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

      with  respect to the Trustee, the appointment of a receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the
            Trustee;

      with  respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of the Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

      with  respect to each of the Trustee and the Special Servicer and any
            Mortgage Loan, such Mortgage Loan is no longer a part of the Trust
            Fund;

      with  respect to each of the Trustee and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

      with  respect to the Special Servicer, the occurrence of an Event of
            Default under the Pooling and Servicing Agreement with respect to the Special Servicer.

      Nothing herein shall be deemed to amend or modify the Pooling and
Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of MSMCH under the Mortgage Loan Purchase
Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

      THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

      IN WITNESS WHEREOF, MSMCH has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of
July 31, 2007.

                                    MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                      )  ss:
COUNTY OF NEW YORK  )

      On this 9th day of November, 2006, before me appeared
_______________________, to me personally known, who, being by me duly sworn did say that he/she is the _____________________ of Morgan Stanley Mortgage Capital
Holdings LLC, and that said instrument was signed on behalf of said limited liability company by authority of its members, and said __________________
acknowledged said instrument to be the free act and deed of said limited liability company.

                             ---------------------------------------------------
                             Name:
                                  ----------------------------------------------
                                  Notary Public in and for said County and State

My Commission Expires:

------------------------------------------